Exhibit 10.5

REPUBLIQUE DE GUINEE

Travail-Justice-Solidarité

OFFICE NATIONAL DES PETROLES

(ONAP)

Nº 00014 /PRG/ONAP/DG/ 24/01/17	Conakry, le 24 /JAN. / 2017

[ILLEGIBLE]

À l’attention de Monsieur Ray Léonard
President and Chief Executive Officer
Hyperdynamics Corporation

Monsieur;

Nous faisons suite à votre courrier daté du 23 Janvier 2017 au sujetde votre demande de moratoire du délai de mise en place de la garantie bancaire et de clarification sur les articles 4.2 et 4.7 afférents également a la mise en place d’un instrument additionnel de garantie couvrant les 46 millions dollars équivalent au budget de réalisation du puits FATALA.

En retour, nous remercions de noterce qui suit:

1.   Report de délai de mise en place de la garantie bancaire:

Nous accédons à votre demande de report de la date de mise en place de la garantie bancaire du montant des 5 millions de dollars US pour une durée supplémental de trente (30) jours à compter de la date contractuelle du 21 Janvier 2017 initialement prévue à cet effet ramenant ainsi le. nouveau délai de mise en place de cette garantie bancaire à la date limite du 20 février 2017.

Nous prenons acte de votre engagement de respecter ce délai pour la mise en place de la caution et de ne plus demander de nouveau report.

Sis-Minière - C/Dixinn - Ckry- BP 892 Tel.: (+224) 620 351 665 / 625 256 869 NIF. 030417E

2.   Clarification autour des dispositions des articles 4.2 et 4.7 de I’avenant d’extension:

Nous convenons avec vous qu’il sera lourd financièrement de déposer une garantie bancaire à hauteur de 46 millions US a la date du 12 avril 2017 et de procéder au même moment aux dépenses de forage du puits pétroliers.

Nous accédons à votre demande de report de cette date de mise en place d’un instrument sécuritaire en cas de non-respect des obligations contractuelles notamment la réalisation du puits FATALA.

L’opérateur est cependant soumis au dépôt de la garantie bancaire à la fin des travaux du puits FATALA à hauteur de 46 millions aprés déductions de toutes charges comprises dans le cadre des préparatifs du forage conformément aux dispositions de I’article 4.2 du contrat d’extension.

/s/ Diakaria Koulibaly

Diakaria Koulibaly